UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2019

VERSO CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8540 Gander Creek Drive Miamisburg, Ohio 45342
(Address of principal executive offices, including zip code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On November 11, 2019, the board of directors (“Board”) of Verso Corporation (the “Company” or “Verso”), approved an increase in the size of the Board from five to seven members and appointed Nancy M. Taylor and Randy J. Nebel to the Board to fill the vacancies created by the increase in Board size, effective as of November 14, 2019.  Each of Ms. Taylor and Mr. Nebel (collectively, the “New Directors”) will stand for election at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”).

As of the date of this filing, Ms. Taylor and Mr. Nebel have not been appointed to a committee of the Board.

Each of the New Directors will receive the standard annual cash retainer and equity grant that the Company provides to its nonemployee directors, as described under “Director Compensation” in the Company’s annual report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2019.

The Company will enter into a standard indemnification agreement with each of the New Directors in the form previously approved by the Board, which is Exhibit 10.12 to the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2019, and is incorporated by reference herein.

There are no arrangements or understandings between any of the New Directors and any other person pursuant to which each was selected as a director.  There are no transactions in which any of the New Directors has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of President

On and effective as of November 14, 2019, the Company announced that the Board appointed Michael A. Weinhold, age 55, to serve as President of the Company (the “President”).

Prior to his appointment as President, Mr. Weinhold has been our President of Graphic and Specialty Papers since February 2017. He previously served as our Senior Vice President of Sales, Marketing and Product Development from 2011 to January 2017 and our Senior Vice President of Sales and Marketing from 2006 to 2011. Before joining Verso, Mr. Weinhold worked at International Paper Company from 2000 to 2006, where he held sales, marketing and management positions in the Coated and Supercalendered Papers Division, including Business Manager from 2004 to 2006, Business Manager of Sales and Marketing from 2003 to 2004, and Director of Marketing and Product Development from 2001 to 2003. Mr. Weinhold worked at Champion International Corporation in sales and marketing positions from 1994 until it was acquired by International Paper Company in 2000.

As President, Mr. Weinhold will receive an annual base salary of $525,000 and have an annual performance-based bonus opportunity with a target annual award amount equal to 85% of his annual base salary.

Mr. Weinhold is entitled to indemnification by Verso as set forth in Verso’s certificate of incorporation and Bylaws (as defined below) and to the maximum extent allowed under Delaware law and to coverage under Verso’s directors and officers insurance policies. In addition, Mr. Weinhold has entered into a standard indemnification agreement with Verso.

On and effective as of November 14, 2019, the Board approved the Second Amended and Restated Confidentiality and Non-Competition Agreement by and between the Company and Mr. Weinhold, which amends and restates his prior Amended and Restated Confidentiality and Non-Competition Agreement to narrow the treatment on a termination for cause and to expand the scope of his non-compete.

Mr. Weinhold was not appointed as President pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Weinhold and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Neither the Company nor any of its subsidiaries has entered into any transactions with Mr. Weinhold as described in Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On October 3, 2019, the Company announced January 21, 2020 as the date for the Annual Meeting. The Annual Meeting will be held in New York, New York at 10:00 a.m. Eastern Time at JW Marriott Essex House, located at 160 Central Park South, New York, New York 10019. Verso’s stockholders of record at the close of business on December 16, 2019 will be entitled to notice of the Annual Meeting and to vote upon matters considered at the Annual Meeting.

The previously announced deadline for the receipt of stockholder proposals and director nominations submitted pursuant to Article II, Section 2.4 of Verso’s Amended and Restated Bylaws (the “Bylaws”) for consideration at the Annual Meeting (“Initial Advance Notice Bylaws Provision Deadline”) ended October 23, 2019. However, pursuant to the Bylaws, as a result of the increase in the size of the Board, the Initial Advance Notice Bylaws Provision Deadline has been extended to 5:00 p.m. (Eastern Time) on Monday, November 25, 2019 (the “New Advance Notice Bylaws Provision Deadline”). Stockholder proposals and director nominations should be submitted in writing and must be received by the Corporate Secretary at Verso’s principal executive offices at Verso Corporation, 8540 Gander Creek Drive, Miamisburg, Ohio 45342, by the New Advance Notice Bylaws Provision Deadline, as applicable, in order to be considered timely.

Stockholder proposals and nominations submitted pursuant to Verso’s advance notice bylaw provisions must also comply with the advance notice provisions contained in Verso’s Bylaws and may be omitted if not in compliance with applicable requirements. Stockholders are urged to read the complete text of such advanced notice provisions.

On November 14, 2019, the Company issued press releases to announce the New Directors’ appointment to the Board and Mr. Weinhold’s appointment as President. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2.

Forward-Looking Statements

In this Current Report on Form 8-K, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” “potential,” “will,” “may” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including, without limitation, the ability to obtain stockholder approval for the transaction, the risk that Verso may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction, the risk that an event, change or other circumstances could give rise to the termination of the proposed transaction, the risk that a condition to closing of the transaction may not be satisfied, the timing to consummate the proposed transaction, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Verso’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on transaction-related issues, and those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on April 30, 2019 (the “Annual Report”) and in Verso’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and from time to time in Verso’s other filings with the Securities and Exchange Commission (the “SEC”). Verso assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release issued by Verso Corporation on November 14, 2019
99.2	Press release issued by Verso Corporation on November 14, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verso Corporation

Date: November 14, 2019	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer